UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2006
Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)
401 North Main Street,
Winston-Salem, NC 27101

(Address of Principal Executive Offices)(Zip Code)
(336) 741-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: SENIOR SECURED CREDIT FACILITIES INFORMATION MEMORANDUM
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE
EX-99.4: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition
     Representatives of Reynolds American Inc. (the “Company”) intend to disclose the Company’s Senior Secured Credit Facilities Information Memorandum (the “Information Memorandum”) to certain lending institutions in connection with the proposed syndication of the credit facilities described therein. A copy of the Information Memorandum is attached hereto as Exhibit 99.1.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure
     (a) The information set forth in Item 2.02 above is incorporated herein in its entirety.
     (b) On May 11, 2006, Reynolds American Inc. issued a press release announcing its plans to commence a private offering of $1.65 billion of senior secured notes. A copy of the press release is attached as Exhibit 99.2.
          On May 11, 2006, Reynolds American Inc. issued a press release announcing its plans to commence a private exchange offer and consent solicitation. A copy of the press release is attached as Exhibit 99.3.
          On May 11, 2006, Reynolds American Inc. issued a press release announcing its plans to commence a registered exchange offer. A copy of the press release is attached as Exhibit 99.4.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Reynolds American Inc. Senior Secured Credit Facilities Information Memorandum.

99.2	Press release of Reynolds American Inc. on May 11, 2006, regarding private debt offering.

99.3	Press release of Reynolds American Inc. on May 11, 2006, regarding exchange offer and consent solicitation.

99.4	Press release of Reynolds American Inc. on May 11, 2006, regarding a registered exchange offer.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2006	REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III Title: Senior Vice President, Deputy General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Reynolds American Inc. Senior Secured Credit Facilities Information Memorandum.

99.2	Press release of Reynolds American Inc. on May 11, 2006, regarding private debt offering.

99.3	Press release of Reynolds American Inc. on May 11, 2006, regarding exchange offer and consent solicitation.

99.4	Press release of Reynolds American Inc. on May 11, 2006, regarding a registered exchange offer.